Securities Act File No. 33-73520


                      LEXINGTON EMERGING MARKETS FUND, INC.

                         Supplement dated July 26, 2000
                       to the Prospectus dated May 1, 2000

     On the front cover page of the Prospectus, the address and telephone number of the Lexington Emerging Markets Fund, Inc. (the "Fund") are hereby deleted and replaced with: 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004,
Telephone: 1-800-992-0180.

     On page 4 of the Prospectus under the section "MANAGEMENT OF THE FUND," the disclosure is hereby deleted and replaced with the following:

                               INVESTMENT ADVISER

     Pilgrim Investments, Inc. ("Pilgrim" or "Pilgrim Investments") serves as the investment adviser to the Fund. Pilgrim has overall responsibility for the management of the Fund. Pilgrim provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

     Organized in December 1994, Pilgrim is registered as an investment adviser. Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar") (NYSE: RLR). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits, products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

     Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment adviser to the Fund. On July 26, 2000, ReliaStar acquired Lexington Global Asset Managers, Inc., the parent company of Lexington, and Pilgrim Investments was approved as adviser to the funds formerly advised by Lexington.

     As of June 30, 2000, Pilgrim managed over $16.8 billion in assets.

     Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     Pilgrim is paid an investment advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month.

                               PORTFOLIO MANAGERS


     Richard T. Saler has served as a member of the portfolio management team that manages the Fund since June 2000.

     Mr. Saler has over 13 years of experience in international investments. He is Senior Vice President of Pilgrim Investments and held a similar position with Lexington prior to that firm's recent acquisition by the parent company of Pilgrim Investments. Mr. Saler is a member of an investment management team that manages both the Pilgrim Global Corporate Leaders Fund and the Pilgrim International Fund (formerly the Lexington Global Corporate Leaders Fund and the Lexington International Fund, respectively), and he is the lead manager for the latter fund. Mr. Saler has focused on international markets since joining Lexington in 1986.

     Phillip A. Schwartz has served as a member of the portfolio management team that manages the Fund since June 2000.

     Mr. Schwartz has over 12 years experience in international investments. He is a Vice President at Pilgrim Investments, and held the same position with Lexington prior to that firm's recent acquisition. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Schwartz is a member of an investment management team that manages both the Pilgrim Global Corporate Leaders Fund and Pilgrim
     International Fund. Prior to joining Lexington in 1993, he was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, Mr. Schwartz was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker.

     On page 6, the last sentence under the section "SHAREHOLDER SERVICING AGREEMENTS" is hereby deleted and replaced with the following:

     Pilgrim, at no additional cost to the Fund, may pay to Shareholder Servicing Agents additional amounts from its past profits. A Shareholder Servicing Agent may, from time to time, choose not to receive all of the fees payable to it.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE